SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Mace Security International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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240 Gibraltar Road, Suite 220 Horsham, Pennsylvania 19044 267-317-4009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: Thursday, June 21, 2012

Time: 10:00 AM, Eastern Time

Location:

Hilton Cleveland East/Beachwood Hotel

3663 Park East Drive

Beachwood, OH 44122

To Mace Security International, Inc. Stockholders:

We invite you to attend the 2012 Annual Meeting of Stockholders of Mace Security International, Inc. (“Mace” or the “Company”). At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting.

1.	Election of five directors to the Board of Directors for one-year terms. The Board has nominated for election Denis J. Amato, Richard A. Barone, John J. McCann, Daniel V. Perella and Larry Pollock.

2.	Approval and adoption of the Company’s 2012 Stock Incentive Plan.

3.	Ratification of the appointment of Grant Thornton LLP as Mace’s registered public accounting firm for fiscal year 2012.

You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return promptly the enclosed proxy card in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares at the Annual Meeting.

Only stockholders of record at the close of business on May 18, 2012 can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the record date, there were 58,946,441 shares of common stock outstanding.

By Order of the Board of Directors,

/s/ Gregory M. Krzemien
Horsham, Pennsylvania	Gregory M. Krzemien
May 18, 2012	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2012.

Mace Security International, Inc.’s Proxy Statement for the 2012 Annual Meeting of Stockholders and the

Annual Report on Form 10-K for the year ended December 31, 2011 are available via the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12765

ii

Stockholder Access Policy	27

Mace’s Annual Report	27

Householding of Proxy Materials	27

iii

240 Gibraltar Road, Suite 220 Horsham, Pennsylvania 19044 267-317-4009

PROXY STATEMENT

INTRODUCTION

The Board of Directors is soliciting proxies to be used at the 2012 Annual Meeting of Stockholders of Mace Security International, Inc. (“Mace” or the “Company”) to be held on Thursday, June 21, 2012 at 10:00 AM, Eastern Time, at the Hilton Cleveland East/Beachwood Hotel, 3663 Park East Drive, Beachwood, Ohio 44122. Mace will begin mailing this proxy statement and the enclosed proxy card on or about May 23, 2012 to its stockholders entitled to vote at the Annual Meeting.

The Board of Directors is soliciting your proxy to vote on the proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card, by revoking your original proxy card.

About these Proxy Materials

The Proxy Card  The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy, and for which the Company did not receive notice of at least 45 days before this proxy solicitation, they will vote your shares as they deem appropriate.

This Proxy Statement  This proxy statement contains important information for you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into six sections following this Introduction:

Mace will bear the cost of soliciting proxies for an affirmative vote on the proposals. Mace will not reimburse any other person or entity for the cost of preparing its own proxy materials or soliciting proxies for any matter. Mace’s directors, officers and employees may solicit proxies, but will receive no special compensation for any solicitation activities. Proxies may be solicited by mail, in person, by telephone, facsimile or by other means. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting

When And Where  Mace will hold the Annual Meeting on Thursday, June 21, 2012, at 10:00 AM, Eastern Time, at the Hilton Cleveland East/Beachwood Hotel, 3663 Park East Drive, Beachwood, Ohio 44122.

Record Date  The Board has fixed the close of business on May 18, 2012 as the record date for the Annual Meeting. All stockholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting.

Quorum Requirement  Mace’s Bylaws require that one-third of the outstanding shares of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, to constitute a quorum, in order to transact business at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether there is a quorum at the Annual Meeting.

The Proposals  Stockholders will vote on the following proposals at the Annual Meeting:

•	election of five directors;
•	approval and adoption of the Company’s 2012 Stock Incentive Plan; and
•	ratification of the appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2012.

Other Matters  There were no stockholder proposals submitted for the Annual Meeting for inclusion in this proxy statement. Neither Mace nor its Board intends to bring any other matter before the Annual Meeting. If other matters requiring the vote of the stockholders properly come before the Annual Meeting, which were omitted from this proxy statement pursuant to Rule 14a-8 or
14a-9 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or which the Board did not know would be presented at least 45 days before this solicitation, the persons named in the enclosed proxy card will have discretionary authority to vote the proxies held by them with respect to such matters in accordance with their best judgment on such matters.

Presence of Independent Registered Public Accountants  Representatives of Grant Thornton LLP, Mace’s independent registered public accounting firm, will be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting, if they choose, and they are expected to be available to respond to appropriate stockholder questions.

The Stockholders  As of the record date of May 18, 2012, there were 58,946,441 shares of Mace common stock issued and outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose relating to the Annual Meeting, for ten days prior to the meeting during ordinary business hours at Mace’s headquarters located at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044.

Voting at the Annual Meeting

You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on May 18, 2012. The presence, in person or by proxy, of the holders of one-third of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote “against” any matter to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote “against” that matter.

The five nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. The other proposals require the approval of a majority of all shares of Mace common stock entitled to vote for such proposal that are represented at the Annual Meeting in person or by proxy.

How To Vote Your Shares

You may vote in one of two ways:

•	return your completed, signed and dated proxy card before the Annual Meeting; or
•	cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your broker if you hold your shares in street name).

Voting By Proxy  The proxy card has simple instructions. By returning a completed proxy card before the Annual Meeting, you will direct the appointed persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Steven J. Rolle will serve as proxies for the Annual Meeting. If you complete the entire proxy card except for the voting instructions, the proxies will vote your shares for the election of the nominated directors, for approval and adoption of the Company’s 2012 Stock Incentive Plan and for the ratification of the appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2012. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy  You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:

•	notifying Mace’s Secretary in writing (notice to be sent to Mace’s executive offices, the address for which is located on the first page of this proxy statement);
•	submitting another proxy card with a later date; or
•	attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

Only the record owner of your shares can vote your shares or revoke a proxy the record owner has given. If your shares are held in street name, you will not be able to revoke the proxy given by the street name holder.

THE PROPOSALS

Proposal 1. Election of Directors

Election of five directors to the Board of Directors for a one-year term and until their respective successor is duly elected and qualified.

Nominees
Denis J. Amato John J. McCann	Richard A. Barone Daniel V. Perella
Larry Pollock

All five of the director nominees currently serve on the Board of Directors and were nominated by the Company’s Nominating Committee and approved by the Board of Directors. All nominees have agreed to be nominated to stand for election at the 2012 Annual Meeting.

Biographical information for each nominee appears below.

Denis J. Amato
Age:	67
Director Since:	July 14, 2011
Principal Occupation:
2006 - Present	Chief Investment Officer of Ancora Group, Inc. and Ancora Advisors LLC. Mr. Amato is a major shareholder of Ancora Group, Inc., and has ownership in Merlin Partners, LP and the Ancora Funds. Mr. Amato has also been a Director of the Ancora Group since 2010.

Recent Business Experience:
2001-2006	Mr. Amato served as the Chief Investment Officer for the Northeast Ohio region of Fifth Third Bank. Mr. Amato managed both individual and institutional portfolios as well as two of Fifth Third Bank’s Value Mutual Funds.

1997-2001	Mr. Amato was the Chief Investment Officer and the lead equity portfolio strategist for Maxus. At Maxus, Mr. Amato managed individual high net worth client portfolios as well as the Maxus Ohio Heartland Fund, which focused primarily on the buying and selling of securities in Ohio based companies.

Richard A. Barone
Age:	70
Director Since:	March 31, 2009
Principal Occupation:
2001 - Present	Chairman of the Executive Committee for the Ancora Group of Companies. The Ancora Group of Companies includes: Ancora Group, Inc., Ancora Advisors, LLC, Ancora Capital, Inc., Ancora Securities, Inc., the Ancora Mutual Funds, the Ancora Foundation and Merlin Partners, LP, a hedge fund whose investment manager is Ancora Advisors, LLC.

Recent Business Experience:
2001 - Present	Mr. Barone oversees or manages a variety of investment strategies for the Ancora Group, selected clients and Merlin Partners LP. Ancora Securities, Inc. is registered as a broker/dealer with the Securities and Exchange Commission (the “SEC”) and the Financial Industry Regulatory Authority (“FINRA”), formerly known as the NASD. Ancora Advisors, LLC is registered as an investment advisor with the SEC under the Investment Advisors Act of 1940, as amended. The Ancora Mutual Funds includes Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora MicroCap Fund. Mr. Barone is a major shareholder of The Ancora Group, Inc., which is the parent company of Ancora Advisors, LLC, and Ancora Securities, Inc. Mr. Barone owns approximately 2% of Merlin Partners, LP and 20% of the Ancora Group and is Chairman of and has an ownership interest in the various Ancora Funds.

Other Directorships:	Chairman of the Executive Committee for the Ancora Group of Companies, Director of Cleveland State University Foundation and Member of its Executive Committee, Director of Hospice of the Western Reserve, Director of Brentwood Hospital, Director of Stephan Company and Chairman of Evergreen Expedition Group.

John J. McCann
Age:	49
Director Since:	January 10, 2012
Principal Occupation:
January 10, 2012 - Present	President and Chief Executive Officer of Mace.

Recent Business Experience:
2009 - December 20, 2011	President and Chief Executive Officer of Fitness Quest, Inc., a privately owned company that distributes and markets home exercise and fitness products.

2002-2009	President and Chief Executive Officer of Saeco USA, Inc., a privately owned company that distributes and markets coffee brewing appliances.

1999-2002	Executive Vice-President of Sales for Delonghi America, Inc., a distributor and marketer of small appliances.

Daniel V. Perella
Age:	42
Director Since:	January 12, 2012
Principal Occupation:
June 2002 - Present	Chief Operating Officer of IdeaStream Consumer Products, LLC, a privately owned company that develops and markets consumer products such as home and organizational filing products and protective storage cases for files, CDs, laptops and other personal items.

Recent Business Experience:
May 1992 - May 2002	Executive Vice-President of Sales of Manco, Inc. (now known as Shurtech and Henkel Consumer Adhesives).

Larry Pollock
Age:	65
Director Since:	July 14, 2011
Principal Occupation:
2005 - Present	Mr. Pollock is the Managing Partner of Lucky Stars Partners LLC, a private investment firm focusing on early stage businesses, troubled businesses and real estate.

Recent Business Experience:
2000-2004	President and Chief Executive Officer and a Director of the Cole National Corporation, owner of Pearle Vision and Cole Vision optical stores and Things Remembered personalized gift stores.

Other Directorships:	Mr. Pollock presently serves on the Board of Directors of Cardinal Commerce Corporation, a global leader in enabling authenticated payments, secure transactions, and alternative payment brands for both eCommerce and mobile commerce, and Safeguard Properties, LLC, the largest privately-held mortgage field services company in the Country.

The Board of Directors recommends that you vote FOR the election of Denis J. Amato, Richard A. Barone, John J. McCann, Daniel V. Perella, and Larry Pollock to Mace’s Board.

Proposal 2. Approval and Adoption of 2012 Stock Incentive Plan

Approval and adoption of the Board of Director’s proposed 2012 Stock Incentive Plan.

The Board of Directors believes that a stock incentive plan enhances the ability of the Company to attract and retain officers and other employees and directors, and to motivate them to exercise their best efforts on behalf of the Company or any subsidiary or parent of the Company (a “Related Corporation”).

A copy of the 2012 Stock Incentive Plan is attached as Appendix A to this Notice of Annual Meeting of Stockholders. The following description of the 2012 Stock Incentive Plan is intended merely as a summary of its principal features and is qualified in its entirety by references to the full text of the 2012 Stock Incentive Plan. The Plan will not go into effect if it is not approved by the stockholders at the Annual Meeting.

Background on Stock Compensation. The use of stock options has long been a vital component of the Company’s overall compensation philosophy, which is premised on the principle that any long-term pay-for-performance compensation should be closely aligned with stockholders’ interests. Over the years, we believe that we have been very successful in achieving this objective through the use of stock options. The 2012 Stock Incentive Plan gives the Company the ability to continue to grant options and to also grant restricted stock. Stock options and restricted stock align employees’ interests directly with those of other stockholders, because an increase in stock price after the date of the award is necessary for eligible employees to realize any value, thus rewarding employees only upon improved stock price performance.

We also believe that stock options and restricted stock, are very effective in enabling us to attract and retain the talent critical for a growth-focused company. The Company’s general compensation philosophy is that total cash compensation should vary with the Company’s performance in achieving financial and nonfinancial objectives, and that any long-term incentive compensation should be closely aligned with stockholder interests.

Without stock options and restricted stock, the Company would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent necessary for the continued success of the Company. These cash replacement alternatives would then reduce the cash available for investment in the growth of our business. We intend to use stock options and restricted stock as our primary means of providing equity compensation to key individuals. Although the 2012 Stock Incentive Plan does provide the flexibility to use additional forms of equity compensation, we expect to use nonqualified stock options and various forms of restricted stock as the primary forms of equity compensation. We strongly believe that our equity compensation program will be integral to our future growth. Therefore, we consider approval of the 2012 Stock Incentive Plan vital to the future success of the Company.

Purpose of the 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan will allow the Company, under the direction of the Compensation Committee, to make grants of stock options, restricted stock, and performance-based stock awards (any of which may or may not require the satisfaction of performance objectives) to key employees and directors of the Company and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company or our affiliates. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2012 Stock Incentive Plan will provide an essential component of the total compensation package, reflecting the importance that the Company places on aligning the interests of key individuals with those of our stockholders.

Number of Shares. The maximum number of shares of Common Stock that shall be available for grant of awards (the “Awards”) under the 2012 Stock Incentive Plan shall be 15,000,000 shares of Common Stock. The forgoing limit is subject to adjustment to reflect stock dividends, stock splits, share combinations, and similar changes in the capitalization of the Company. The shares issued under the 2012 Stock Incentive Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

Shares Authorized as a Percent of Outstanding Common Stock. The maximum number of shares of Common Stock available for the grant of awards over the ten year term of the 2012 Stock Incentive Plan is approximately 25% of the outstanding common stock as of May 18, 2012.

Award Types. Under the 2012 Stock Incentive Plan the following type of Awards may be granted:

•	Non-qualified and incentive stock options (five year term maximum);
•	Restricted Stock; and
•	Performance awards.

Administration. The 2012 Stock Incentive Plan will be administered by the Company’s Compensation Committee, which consists of not fewer than two directors of the Company’s Board of Directors who are designated by the entire Board of Directors. Under the 2012 Stock Incentive Plan, the Compensation Committee will have the authority to (i) select employees, directors and natural persons who provide the Company with services (the “Participants”) to be granted incentive stock options, within the meaning of Section 422 of the Internal Revenue Code (the “Code”), and/or non-qualified stock options, (ii) grant options on behalf of the Company, and (iii) set the date of grant and other terms of the options, including the times at which options shall be granted. The Compensation Committee may, in its discretion, accelerate the date on which an option may be exercised.

Eligibility. Directors and employees of the Company or a Related Corporation and natural persons that have provided bona fide services to the Company or a Related Corporation are eligible to receive Awards under the 2012 Stock Incentive Plan. As of the date of this Notice of Annual Meeting of Stockholders, there are approximately 170 employees and four non-employee directors of the Company and Related Corporations eligible to receive Awards under the 2012 Stock Incentive Plan.

Option Awards - Vesting, and Exercise of Stock Options. The Compensation Committee will determine the time at which an option will vest and become exercisable. The exercise price of a stock option granted under the 2012 Stock Incentive Plan shall not be less than fair market value of the Common Stock on the date of grant. For as long as the

Common Stock is quoted on the OTCQB, the fair market value is the average of the closing bid and asked prices for a share on the day the Award is granted. No option shall be exercisable later than five years after the date of grant. The exercise price of an option may be payable in cash, or, at the discretion of the Compensation Committee, with previously acquired non-forfeitable, unrestricted shares of Common Stock that have been held by the participant for at least six months and have an aggregate fair market value at the time of exercise equal to the total exercise price, or a combination of such shares and cash.

Restricted Stock. The Compensation Committee will determine the terms, conditions, and restrictions on restricted stock, including, without limitation, terms relating to vesting, purchase price, if any, and matching shares. Subject to the terms and conditions of the award agreement, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restricted period, to vote the restricted stock and enjoy all other shareholder rights with respect to such shares.

Performance-Based Stock Awards. Each award agreement for a performance award will set forth, among other things (i) the amount a participant may earn in the form of cash or shares of Common Stock, (ii) the performance criteria and level of achievement versus such criteria that will determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, and (v) restrictions on the transferability of the award. The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed.

Award Agreement; Restriction on Transferability. All Awards will be evidenced by a written agreement which will contain provisions that are consistent with the 2012 Stock Incentive Plan and such other provisions as the Compensation Committee deems appropriate. No Award granted under the 2012 Stock Incentive Plan may be assigned or transferred, except by will or the laws of descent and distribution.

Amendments to Awards and the 2012 Stock Incentive Plan; Discontinuance of the 2012 Stock Incentive Plan. Subject to the provisions of the 2012 Stock Incentive Plan, the Compensation Committee may not amend an Award once granted without the Participant’s consent. The Board may terminate, amend, or suspend the 2012 Plan, provided that no action may be taken by the Board without shareholder approval to: (i) increase the number of shares that may be issued under the 2012 Plan; or (ii) change the designation or class of persons eligible to receive awards; or (iii) make any other change requiring approval to comply with applicable law.

Adjustments. In the event of a stock dividend, recapitalization, stock split, subdivision or consolidation of the Company’s Common Stock, or any similar event affecting the Company’s Common Stock, the Compensation Committee shall adjust the number and kind of shares available for grant under the 2012 Stock Incentive Plan and the exercise price or settlement price of Awards that have been granted.

New Awards to be issued under the 2012 Stock Incentive Plan. The Awards to be made under the 2012 Stock Incentive Plan have not as of the date of this Proxy Statement been decided upon, or allocated among eligible participants and are not determinable.

Withholding Taxes. All applicable withholding taxes will be deducted from any payment made under the 2012 Stock Incentive Plan. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by the delivery of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No payment will be made and no shares of Common Stock will be issued pursuant to any award made under the 2012 Stock Incentive Plan until the applicable tax withholding obligations have been satisfied.

Eligibility Under Section 162(m). The Compensation Committee will establish the criteria under which a performance award made pursuant to the 2012 Plan shall satisfy Section 162(m) of the Tax Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be established in writing by the Compensation Committee based on one or more, or any combination, of the following performance goals:

•    Earnings or earnings per share (whether on a
 pre-tax, after-tax, operational or other basis)

•    Return on equity

•    Return on assets

•    Revenues or sales

•    Expenses or expense levels

•    Capital expenditures

•    Economic value added mergers, acquisitions, public  offerings, or similar extraordinary business  transactions

•    One or more operating ratios

•    Stock price

•    Stockholder return

•    Cash flow

•    Net borrowing, debt leverage levels, credit  quality or debt ratings

•    Net asset value per share

•    Market Share

•    Inventory levels

The maximum amount that may be paid in cash pursuant to performance awards granted to a participant in any one fiscal year will be structured to satisfy the Section 162(m) requirements. If an award provides for a performance period longer than one fiscal year, the limit will be multiplied by the number of full fiscal years in the performance period. The Compensation Committee may reduce, but not increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a performance award.

U.S. Tax Consequences. Stock option grants under the 2012 Stock Incentive Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a Participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a Participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the Common Stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The treatment for a Participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are governed by Section 83 of the Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid on the value of the stock at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

Awards granted under the 2012 Stock Incentive Plan may qualify as “performance-based compensation” under Section l62(m) of the Code in order to preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to the Chief Executive Officer or one of the Company’s four most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2012 Plan by a committee consisting solely of two or more “outside directors” (as defined under Section 162 regulations). In addition, for awards other than options to qualify, the grant, or vesting of the award must be contingent upon satisfying one or more of the performance criteria, as established by a committee consisting solely of two or more “outside directors” pursuant to the requirements of Section 162(m) of the Code and the Section 162 regulations.

The forgoing does not purport to be a complete summary of the effect of federal income taxation upon holders of Awards or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a Participant may reside.

The Board of Directors recommends that you vote FOR the approval and adoption of the 2012 Stock Incentive Plan.

Proposal 3. Ratification of Independent Registered Public Accounting Firm

Ratification of the Audit Committee’s appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2012.

The Audit Committee of the Board of Directors selects the independent registered public accounting firm to audit Mace’s books of account and other corporate records. The Audit Committee’s selection of Grant Thornton LLP to audit Mace’s books of account and other corporate records for 2012, which has been approved by the Board of Directors, is being submitted to you for ratification.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2012.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

About Prior Audits

The reports of Grant Thornton LLP on Mace’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the last two fiscal years, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace’s consolidated financial statements for such years.

Audit Fees and Related Matters

Audit Fees. The Company was billed $268,383 by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2011, and for the review of the financial statements included in Mace’s Quarterly Reports on Form 10-Q filed for each of the first three calendar quarters of 2011. The 2011 fees included $33,239 for services rendered in connection with Mace’s Registration Statement on Form S-1 in connection with a rights offering. The Company was billed $304,027 by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2010, and for the review of the financial statements included in Mace’s Quarterly Reports on Form 10-Q for each of the first three calendar quarters of 2010.

Tax Fees. The Company was billed $34,940 and $49,961 for tax compliance services rendered by Grant Thornton LLP during 2011 and 2010, respectively. The services aided the Company in the preparation of federal, state and local tax returns.

All Other Fees. The Company did not incur any other fees from Grant Thornton LLP during 2011 or 2010.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Mace’s registered public accountants, Grant Thornton LLP. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors. One hundred percent (100%) of auditing services and permitted non-audit services in 2010 and 2011 were pre-approved by the Audit Committee. The Audit Committee may delegate authority to the chairman, or in his or her absence, a member designated by the chairman to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such person or subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Presence of Independent Registered Public Accounting Firm

Representatives of Grant Thornton LLP will be at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting, if they desire. Representatives of Grant Thornton LLP are expected to be available to respond to appropriate stockholder questions.

ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

Mace’s Board is currently comprised of five directors: Denis J. Amato, Richard A. Barone, John J. McCann, Daniel V. Perella and Larry Pollock. The chairman of the Board is Mr. Richard A. Barone. The Company’s Chief Executive Officer is John J. McCann. The roles of chairman of the Board and Chief Executive Officer are not held by the same person.

Mace has Corporate Governance Guidelines which provide that two-thirds of the Company’s directors should be independent. The independence of a director is currently determined by the Board of Directors applying the criteria established and set forth in Section 3.14 of the Company’s Bylaws. Section 3.14 of the Company’s Bylaws sets forth certain familial relationships and relationships with the Company that preclude a director from being considered independent. The criteria set forth in Section 3.14 of the Company’s Bylaws may be examined by stockholders on the Company’s web site at www.mace.com under the heading of “Investor Relations.” The Board has determined that Messrs. Barone, Amato, Pollock and Perella are independent under applicable SEC rules, and under the criteria of Section 3.14 of the Company’s Bylaws.

The Board has a Nominating Committee, an Audit Committee, a Compensation Committee, and an Ethics and Corporate Governance Committee. All of the committees of the Board are governed by a charter and such charters, along with the Company’s Corporate Governance Guidelines and Bylaws, are posted on the Company’s website at www.mace.com. All members of the Audit Committee, the Compensation Committee, the Nominating Committee, and the Ethics and Corporate Governance Committee of the Board are independent directors within the meaning of Section 3.14 of the Company’s Bylaws.

Meetings of the Board and its Committees During 2011

Mace’s Board of Directors held 11 formal meetings and took action by unanimous written consent three times during 2011. The Chairman of the Board is Richard A. Barone, an independent director. Committees of the Board of Directors held 11 formal meetings during the fiscal year ended December 31, 2011, as set forth on the following chart. All directors attended more than 95% of the aggregate of Mace’s Board meetings and the meetings of the committees of the Board on which they served.

The following chart describes the calendar year 2011 composition and the functions of the standing committees of the Board of Directors and of the Independent Directors.

BOARD COMMITTEES
Committee	Members	No. of Meetings Held in 2011	Functions

Audit	January 1, 2011 to April 6, 2011 Gerald T. LaFlamme* Richard A. Barone Michael E. Smith April 7, 2011 to July 14, 2011 Michael E. Smith* Richard A. Barone John C. Mallon July 15, 2011 to August 18, 2011 Denis J. Amato* Richard A. Barone Michael E. Smith Larry Pollock August 19, 2011 to December 31, 2011 Denis J. Amato* Richard A. Barone Larry Pollock	9

•   Selects independent registered public accounting firm.

•   Confers with independent registered public accounting firm and internal personnel on the scope of registered public accounting firm’s examinations.

•   Reviews internal controls and procedures.

•   Reviews related party transactions.

Compensation	January 1, 2011 to July 14, 2011 John C. Mallon* Richard A. Barone Michael E. Smith July 15, 2011 to August 18, 2011 Larry Pollock* Richard A. Barone Michael E. Smith Denis J. Amato August 19, 2011 to December 31, 2011 Larry Pollock* Richard A. Barone Denis J. Amato	1

•   Annually reviews CEO compensation and performance.

•   Annually establishes goals for CEO.

•   Annually reviews CFO compensation.

•   Annually approves compensation for CEO and CFO.

•   Reviews and determines director compensation.

•   Hires compensation consultants.

•   Recommends executive compensation to the Board.

•   Administers Mace’s Stock Incentive Plans.

•   Administers director compensation.

Nominating	January 1, 2011 to April 6, 2011 Richard A. Barone* Gerald T. LaFlamme John C. Mallon April 7, 2011 to July 14, 2011 Richard A. Barone* Michael E. Smith John C. Mallon July 15, 2011 to August 18, 2011 Michael E. Smith* Richard A. Barone Denis J. Amato Larry Pollock August 19, 2011 to December 31, 2011 Richard A. Barone* Denis J. Amato Larry Pollock	1

•   Develops and recommends to the Board criteria for the selection of new directors to the Board.

•   Seeks candidates to fill vacancies in the Board.

•   Retains and terminates search firms to be used to identify director candidates.

•   Recommends to the Board processes for evaluating the performance of the Board.

•   Recommends to the Board nominees for election as directors at the annual meeting of stockholders.

Ethics and Corporate Governance	January 1, 2011 to April 6, 2011 Michael E. Smith* John C. Mallon Gerald T. LaFlamme April 7, 2011 to July 14, 2011 Michael E. Smith* Richard A. Barone John C. Mallon July 15, 2011 to August 18, 2011 Michael E. Smith* Denis J. Amato Richard A. Barone Larry Pollock August 19, 2011 to December 31, 2011 Denis J. Amato* Richard A. Barone Larry Pollock	0

•   Recommends to the Board changes to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.

•   Monitors employee compliance with the Code of Ethics and Business Conduct Policy, Insider Trading Policy and Corporate Disclosure Policy.

•   Reviews, along with the Audit Committee, allegations of wrongdoing concerning directors and the Chief Executive Officer.

•   Makes recommendations to the Board regarding responses to inquiries by regulatory authorities relating to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.

Independent Directors	January 1, 2011 to April 18, 2011 John C. Mallon, Lead Independent Gerald T. LaFlamme Richard A. Barone Michael E. Smith April 19, 2011 to July 14, 2011 John C. Mallon, Lead Independent Richard A. Barone Michael E. Smith July 15, 2011 to August 18, 2011 Richard A. Barone, Lead Independent Michael E. Smith Denis J. Amato Larry Pollock August 19, 2011 to December 31, 2011 Richard A. Barone, Lead Independent Denis J. Amato Larry Pollock	0	• Meet in executive session. • Provide oversight of management and inside directors.

*	Chairman of Committee

Director Compensation

The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to or on behalf of Mace’s independent Directors for the year ended December 31, 2011.

Name	Fees Earned ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total
Richard A. Barone	$22,000	$4,735	$—	$26,735

Denis J. Amato	$9,500	$717	$—	$10,217

Larry Pollock	$9,500	$717	$—	$10,217

Michael E. Smith	$16,000	$—	$—	$16,000

John C. Mallon	$10,500	$—	$—	$10,500
Gerald T. LaFlamme	$7,000	$—	$—	$7,000
(1)	John C. Mallon served on the Board of Directors until the election of our new directors, Denis J. Amato and Larry Pollock, at the Annual Meeting of Stockholders on July 14, 2011. Gerald T. LaFlamme resigned from the Board of Directors on April 18, 2011.
(2)	The aggregate options outstanding at December 31, 2011 were as follows: John C. Mallon, 45,000 options; Gerald T. LaFlamme, 45,000 options; Richard A. Barone, 130,000 options; Michael E. Smith, 15,000 options; Denis J. Amato, 100,000 options; and Larry Pollock, 100,000 options. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Audited Financial Statements for the fiscal year ended December 31, 2011. The amounts in this column reflect the dollar amount recognized, in accordance with GAAP for share-based payments, for financial reporting purposes for the fiscal year ended December 31, 2011.

For the year ended December 31, 2011, the Board of Directors approved of the following fees to be paid to directors who are not employees of the Company with respect to their calendar year 2011 service: a $1,000 monthly cash retainer fee be paid quarterly in arrears; a $1,000 fee to each non-employee director for each Board or Committee meeting attended in person; and a $500 fee to each non-employee director for each Board or Committee meeting exceeding thirty minutes in length attended by telephone. Additionally, a grant of 100,000 options for services on the Board for 2011 was granted to each non-employee director, Messers. Amato, Barone, and Pollock, on November 1, 2011. The grants vest at the rate of two percent per month of service on the Board.

Director Attendance at Annual Meetings

The Company encourages all of its directors to attend the Company’s Annual Meeting of Stockholders. All current directors who were directors in July 2011 attended the Company’s 2011 Annual Meeting of Stockholders.

Nominating Committee

The Nominating Committee is composed solely of independent directors. The Nominating Committee is currently composed of Daniel V. Perella (Chairman), Richard A. Barone, Denis J. Amato and Larry Pollock. The charter of the Nominating Committee is available for inspection on the Company’s web site, www.mace.com, under the heading “Investor Relations.” The Nominating Committee considers candidates for Board membership suggested by its members, other Board members and management. The Nominating Committee has authority to retain a search firm to assist in the identification of director candidates. In selecting nominees for director, the Nominating Committee considers a number of factors, including, but not limited to:

•

whether a candidate has demonstrated business and industry experience that is relevant to the Company, including recent experience at the senior management level (preferably as chief executive officer or in a similar position) of a company as large or larger than the Company;

•	the candidate’s ability to meet the suitability requirements of all relevant regulatory agencies;
•	the candidate’s ability to represent interests of the stockholders;
•	the candidate’s independence from management and freedom from potential conflicts of interest with the Company;
•	the candidate’s financial literacy, including whether the candidate will meet the audit committee membership standards;
•	whether a candidate is widely recognized for his or her reputation, integrity, judgment, skill, leadership ability, honesty and moral values;
•	the candidate’s ability to work constructively with the Company’s management and other directors; and
•	the candidate’s availability, including the number of other boards on which the candidate serves, and his or her ability to dedicate sufficient time and energy to his or her board duties.

During the process of considering a potential nominee, the Committee may request additional information concerning, or an interview with, the potential nominee.

The Nominating Committee will also consider recommendations by stockholders of nominees for directors to be elected at the Company’s Annual Meeting of Stockholders, if they are received on or before March 1 of the year of the meeting or at such earlier date as may be determined and disclosed by the Company. In evaluating nominations received from stockholders, the Committee will apply the same criteria and follow the same process used to evaluate candidates recommended by members of the Nominating Committee. Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to the Secretary of the Company, Gregory M. Krzemien, at the Company’s corporate offices at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044.

Audit Committee

The Audit Committee is currently composed of Denis J. Amato (Chairman), Richard A. Barone, Daniel V. Perella, and Larry Pollock. The charter of the Audit Committee is available on the Company’s website at www.mace.com and was reviewed in 2011 by the Audit Committee. All of the Audit Committee members are independent under the Audit Committee independence standards established by the NASDAQ Global Market, the rules promulgated by the SEC and Section 3.14 of the Company’s Bylaws. The Board has also determined that Denis J. Amato, who currently serves as Chairman of the Audit Committee, is an audit committee financial expert as defined in the rules and regulations of the SEC.

Audit Committee Report

Mace’s management is responsible for the Company’s internal controls and the financial reporting process. Grant Thornton LLP, Mace’s independent registered public accounting firm, is responsible for performing an independent audit of Mace’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP regarding the Company’s audited consolidated financial statements. Management has represented to the Audit Committee that Mace’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board. Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm’s independence. Based on the Audit Committee’s discussion with management and Grant Thornton LLP, and the Audit Committee’s review of management’s representation and Grant Thornton LLP’s report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in Mace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Audit Committee of the Board of Directors

Denis J. Amato, Chairman

Richard A. Barone

Daniel V. Perella

Larry Pollock

Compensation Committee

The Compensation Committee is currently composed of Larry Pollock (Chairman), Denis J. Amato, Richard A. Barone and Daniel V. Perella. The charter of the Compensation Committee is available on the Company’s website at www.mace.com. All members of the Compensation Committee are independent directors as set forth in the criteria of Section 3.14 of the Company’s Bylaws. The scope of authority of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors, Chief Executive Officer (the “CEO”) and other senior executive officers. The Compensation Committee has overall responsibility for evaluating the compensation of the directors, the CEO and the executive officers of the Company, as well as the Company’s incentive compensation plans and equity-based plans.

•

The Compensation Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives, and determines the CEO’s compensation levels based on this evaluation.

•

The Compensation Committee annually makes recommendations to the Board with respect to the compensation of the Corporation’s Chief Financial Officer. The Compensation Committee has the authority to review the compensation of any employee, which the Committee, in its judgment, deems to be an executive officer. The CEO advises the Compensation Committee on the annual performance of the executive officers. The CEO also provides the Compensation Committee his opinion on appropriate levels of compensation for each executive officer.

•

The Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO and executive officer compensation. No compensation study was commissioned for 2010 or 2011.

•	The Compensation Committee has the authority to form and delegate authority to subcommittees.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Company’s Board of Directors for the year ended December 31, 2011 consisted of directors Larry Pollock (Chairman), Denis J. Amato and Richard A. Barone, none of whom have served as an officer or employee of the Company. No executive officer of Mace served as a director or compensation committee member of any entity in which the members of the Compensation Committee or the Board of Directors were an executive officer or director.

Current Executive Officers

The current executive officers of the Company are John J. McCann, President and Chief Executive Officer, and Gregory M. Krzemien, Chief Financial Officer, Treasurer and Corporate Secretary.

Michael E. Smith and Dennis R. Raefield were each President and Chief Executive Officer of the Company during part of 2011. Mr. Raefield was President and Chief Executive Officer from August 18, 2008 to August 18, 2011. Mr. Smith was President and Chief Executive Officer from August 19, 2011 to January 2, 2012.

The current executive officers are as follows:

Name	Age	Position
John J. McCann	49	President and Chief Executive Officer
Gregory M. Krzemien	52	Chief Financial Officer, Treasurer and Secretary

John J. McCann has served as Chief Executive Officer and as a director since January 10, 2012. From 2009 to December 20, 2011, Mr. McCann was the President and Chief Executive Officer of Fitness Quest, Inc., a privately owned company that distributes and markets home exercise and fitness products. From 2002 to 2009, Mr. McCann was President and Chief Executive Officer of Saeco USA, Inc., a privately owned company that distributes and markets coffee brewing appliances. From 1999 to 2002, Mr. McCann was the Executive Vice President of Sales for Delonghi America, Inc., a distributor and marketer of small consumer appliances.

Gregory M. Krzemien has served as the Chief Financial Officer and Treasurer of the Company since May 1999 and as Corporate Secretary since July 13, 2010. From August 1992 through December 1998, he served as Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc. From October 1988 to August 1992, Mr. Krzemien was a senior audit manager with Ernst & Young LLP. Mr.  Krzemien received a B.S. degree in Accounting from the Pennsylvania State University.

Former Executive Officers Who Served During 2011

Dennis R. Raefield served as President and Chief Executive Officer from August 18, 2008 to August 18, 2011. From April 2007 to August 17, 2008, Mr. Raefield was the President of Reach Systems, Inc. (formerly Edge Integration Systems, Inc.), a manufacturer of security access control systems. From February 2005 to February 2006, Mr. Raefield was President of Rosslare Security Products, Inc. a manufacturer of diverse security products. From February 2004 to February 2005, Mr. Raefield was President of NexVision Consulting. From January 2003 to February 2004, Mr. Raefield was President of Ortega InfoSystems, a software developer. From October 1998 to November 2002, Mr. Raefield was President of Ademco and Honeywell Access Systems, a division of Honeywell, Inc. that manufactured access control systems.

Michael E. Smith served as Interim President and Chief Executive Officer from August 18, 2011 to January 2, 2012. From 2003 to the present, Mr. Smith has been an Independent Consultant and Managing and Founding Partner of Chesterbrook Growth Partners, a consulting organization focused on providing strategic and operational advice to small to medium size firms in the security, RFID, auto-identification and electronic components industries. From 2001 to 2002, Mr. Smith was the President and Chief Executive Officer of Checkpoint Systems, Inc., a New York Stock Exchange listed company in the security, auto-identification and electronic components industries, having $650 million in sales during the 2001 to 2002 period.

EXECUTIVE COMPENSATION

Compensation of Executive Officers for 2011 and 2010

The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to, or on behalf of the Named Executive Officers for the years ended December 31, 2011 and 2010.

SUMMARY COMPENSATION TABLE (1)
Name and Principal Position	Year	Salary $		Bonus ($)		Option Awards ($)(2)		All Other Compensation ($)(3)(4)(5)		Total
Michael E. Smith President and Chief Executive Officer	2011 2010	$ $	110,609 —	$ $	— —	$ $	— —	$ $	— —	$ $	110,609 —

Dennis R. Raefield President and Chief Executive Officer	2011 2010	$ $	428,357 375,000	$ $	— —	$ $	26,520 53,020	$ $	10,127 27,454	$ $	465,004 455,474

Gregory M. Krzemien Chief Financial Officer And Treasurer	2011 2010	$ $	230,000 230,000	$ $	— —	$ $	6,683 5,012	$ $	8,400 8,400	$ $	245,083 243,412

(1)	The Company (i) granted no restricted stock awards and (ii) maintained no other long-term incentive plan for any of the Named Executive Officers, in each case during the fiscal years ended December 31, 2011 and 2010. Additionally, the Company has never issued any stock appreciation rights (SARs).
(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, including the impact of estimated forfeitures, for the fiscal years ended December 31, 2011 and 2010, for all existing stock option awards and thus include amounts from awards granted in and prior to 2011. Assumptions used in the calculation of this amount are included in Note 2. to the Company’s Audited Financial Statements for the fiscal years ended December 31, 2011 and 2010.
(3)	Mr. Raefield received a car at a lease cost of $798 per month beginning in August 2008 through his resignation on August 18, 2011. Additionally, Mr. Raefield was entitled under his employment agreement to receive payment of certain life and disability insurance premiums and funding of certain health reimbursement plans which totaled $4,539 and $17,962 in 2011 and 2010, respectively. Mr. Krzemien received car allowances of $700 per month in 2011 and 2010.
(4)	Under the provisions of Mr. Raefield’s Employment Agreement, effective with Mr. Raefield’s resignation on August 18, 2011, the Company was obligated to pay Mr. Raefield a total of $375,000 in 12 equal monthly installments in exchange for Mr. Raefield’s covenant not to compete with the Company for one year. The 2011 amount set forth in “All Other Compensation” does not include the $156,250 total of the monthly installments paid to Mr. Raefield in 2011.
(5)	Effective on January 3, 2012, the Company appointed Mr. Smith as a consultant for six months at a monthly compensation of $7,500 plus reimbursement for certain benefit and business travel costs. The consulting payments, none of which were paid in 2011, are not reflected in the “All Other Compensation” category.

John J. McCann Employment Agreement

The Company and Mr. McCann are currently negotiating and preparing an employment agreement based on the terms of an offer letter (the “Offer Letter”) sent to Mr. McCann by the Company and accepted by Mr. McCann. Under the terms of the Offer Letter, Mr. McCann will receive: (a) an annual salary of $300,000, payable in accordance with the Company’s normal payroll schedule; (b) an option to purchase 1,000,000 shares of common stock at a date and terms to be agreed upon; (c) a bonus for performance in 2012 paid in options to purchase up to 500,000 shares of common stock, based on whether certain stated goals are achieved; (d) a grant of options to purchase common stock equal in number to the common stock purchased by Mr. McCann in the open market during 2012, with a maximum limit of 500,000 shares; (e) a severance payment equal to one year’s annual salary if Mr. McCann is terminated without cause; and (f) four weeks of vacation and participation in the employee benefit plans offered to executive officers.

Gregory M. Krzemien Employment Agreement

Mace currently employs Gregory M. Krzemien as its CFO, Treasurer and Corporate Secretary as an employee at will under the Krzemien Agreement dated March 23, 2010. Mr. Krzemien’s current annual base salary is $230,000, plus a $700 per month car allowance. The Krzemien Agreement also provided Mr. Krzemien with an option grant to purchase 50,000 shares of common stock on April 7, 2010 under the Company’s Stock Option Plan at an exercise price of $0.93, the market price of the Company’s common stock on the date of the option grant. The option vests in three equal annual installments on the anniversary dates of the Krzemien Agreement. Under the Krzemien Agreement, Mr. Krzemien is not entitled to any change of control payment, but is entitled to a severance payment equal to six months of his base salary if he is terminated without “Good Cause,” as defined in the Krzemien Agreement. Mr. Krzemien is also entitled to the six month severance payment if he resigns due to the Company materially changing his duties as Chief Financial Officer, relocating his office more than 25 miles from its present location or reducing his annual base salary. As defined, “Good Cause” to terminate Mr. Krzemien without a severance payment generally exists if Mr. Krzemien fails to perform his duties and does not cure such failure within thirty days of being notified of the failure, or commits certain other enumerated actions which harm the Company.

From February 12, 2007 through February 12, 2010, Mr. Krzemien was employed under an employment contract (the “Former Krzemien Employment Agreement”). In accordance with the Former Krzemien Employment Agreement, Mr. Krzemien received an option grant for 60,000 shares of common stock under the Company’s Stock Option Plan at an exercise price of $2.73, the market price at the close of market on the date of grant. The options were granted on February 12, 2007. The options vested one-third on the date of the grant, one-third on February 12, 2008, and one-third on February 12, 2009.

Under the Former Krzemien Employment Agreement, Mr. Krzemien would have received a one-time retention payment equal to Mr. Krzemien’s then annual base compensation (currently $230,000) upon the occurrence of both: (a) a change of control of the Company and (b) Louis D. Paolino, Jr. ceasing to be CEO of the Company (this event occurred on May 20, 2008). If Mr. Krzemien’s employment was terminated during the term of the Former Krzemien Employment Agreement without cause or if the Company breached the Former Krzemien Employment Agreement, Mr. Krzemien would have been entitled to an additional one-time payment equal to Mr. Krzemien’s then annual base compensation. The total amount of both the retention payment and termination payment was $460,000.

Mr. Krzemien receives a monthly car allowance of $700, which began in February 2007, and the Company’s standard medical and other employee benefits.

Employment Agreements - Former Executive Officers Who Served During 2011

Dennis R. Raefield Employment Agreement

Dennis R. Raefield served as the Company’s President and Chief Executive Officer under an employment contract dated July 29, 2008 which expired on August 18, 2011 (the “Raefield Employment Agreement”). Mr. Raefield resigned on August 18, 2011 after the expiration of the Raefield Employment Agreement. Mr. Raefield’s base salary was $375,000 annually. As a one-time incentive to execute the Raefield Employment Agreement, Mr. Raefield was paid $50,000 and received a reimbursement of legal expenses of $2,812 related to review of his employment contract. In accordance with the Raefield Employment Agreement, Mr. Raefield received an option grant on July 30, 2008 exercisable into 250,000 shares of common stock at an exercise price of $1.50 per share (the “First Option”). The First Option was issued fully vested. On July 26, 2009, Mr. Raefield received a second option grant exercisable for 250,000 shares (the “Second Option”). The Second Option vested over two years and is now fully vested. Mr. Raefield did not receive any performance bonus during his tenure with the Company. Mr. Raefield had also been provided a Company vehicle at a lease cost of approximately $798 per month, plus all maintenance costs, and Company standard medical and other employee benefits. Mr. Raefield is prohibited from competing with the Company for a one year period following his resignation. In exchange for the agreement not to compete, the Company is obligated to pay Mr. Raefield a total of $375,000 in 12 monthly installments.

Michael E. Smith Employment Agreement

Mr. Smith served as the Company’s Interim President and Chief Executive Officer from August 18, 2011 to January 2, 2012. The Company and Mr. Smith did not enter into any written or oral employment agreement, except that the Company and Mr. Smith orally agreed that Mr. Smith would serve as Interim President and Chief Executive Officer for $240,000 in base annual compensation, a $5,000 monthly bonus program, plus normal Company benefits. The compensation is described on an annualized basis even though the compensation was earned ratably over the period that Mr. Smith served as President and Chief Executive Officer. The compensation was paid every two weeks in accordance with the Company’s normal payroll schedule and procedures.

Potential Payments upon Termination or Change of Control

For a description of compensation that would become payable under existing arrangements in the event of a change of control or termination of each Named Executive Officer’s employment under several different circumstances, see the discussion under “Change of Control Arrangements” in the “Compensation Discussion and Analysis” Section which is part of the Executive Compensation Section of this report.

The following tables quantify the amounts payable upon a change of control or the termination of each of the Named Executive Officers. No change of control arrangement has yet been entered into between Mr. McCann and the Company.

Change of Control Payment and Termination Payments – Dennis R. Raefield, former President and Chief Executive Officer

Event Triggering Payment	Severance Payment	Acceleration of Option Awards(3)
Termination by Company for Cause (1)	$ —	None
Termination by Company without Cause (1)	$ 750,000	None
Non-Compete Payment (2)	$ 375,000	None
Change of Control	None	None

Change of Control Payment and Termination Payments – Gregory M. Krzemien, Chief Financial Officer

Event Triggering Payment	Severance Payment	Acceleration of Option Awards(3)
Change of Control	None	None
Termination of Mr. Krzemien (4)	$ 115,000	None

(1)	Cause was defined in the Raefield Employment Agreement as “(a) Employee committing against the Company fraud, gross misrepresentation, theft or embezzlement, (b) Employee’s conviction of any felony (excluding felonies involving driving a vehicle), (c) Employee’s material intentional violations of Company policies, or (d) a material breach of the provisions of the Raefield Employment Agreement, including specifically the failure of Employee to perform his duties after written notice of such failure from the Company.” The Raefield Employment Agreement provides that Mr. Raefield can be terminated by the Board of Directors for Cause, without any severance or other payment. The Board of Directors could also terminate Mr. Raefield without Cause, upon a payment of two times Mr. Raefield’s then current annual base salary. The termination payment is calculated based on Mr. Raefield’s base salary of $375,000 as of December 31, 2010.
(2)	Mr. Raefield is prohibited from competing with the Company during his period of employment and for a one year period following a termination of employment. Mr. Raefield resigned on August 18, 2011. The Company is obligated to pay Mr. Raefield $375,000 in exchange for his one year agreement not to compete.
(3)	Assumes exercise of all in-the-money stock options for which vesting accelerated at $0.18 per share (the closing price of the Company’s common stock on December 31, 2011).
(4)	The payment is due Mr. Krzemien if he is terminated without “Good Cause.” “Good Cause” in the Krzemien Agreement exists, if any of the following occur: (i) Employee’s refusal to perform his duties or other obligations under this Agreement, or Employee’s intentional or grossly negligent conduct causing material harm to the Company as determined by the Company, on fifteen (15) days notice after the Company has provided Employee written notice of such failure to perform and Employee has failed to cure the unsatisfactory performance, if capable of cure, within thirty (30) business days; (ii) Employee’s conviction of a felony, or a misdemeanor involving moral turpitude, or Employee’s engaging in conduct involving dishonesty toward the Company or its customers, or engaging in conduct that could damage the reputation or goodwill of the Company, whether or not occurring in the workplace; (iii) Employee’s death, or inability with reasonable accommodation to perform his duties under this Agreement because of illness or physical or mental disability or other incapacity which continues for a period of 120 consecutive days, as determined by a medical doctor; (iv) if Employee engages in any type of discrimination, harassment, violence or threat thereof, or other behavior toward other employees of the Company, or any of its subsidiaries or toward third parties or employees of a third party; (v) alcohol abuse and/or use of controlled substances during employment hours, or a positive test for use of controlled substances that are not prescribed by a medical doctor; (vi) gross negligence or willful misconduct with respect to the Company, or any of its affiliates or subsidiaries; or (vii) on fifteen (15) days notice for any other material intentional breach of this Agreement or the Company’s Employee Manual by Employee not cured within 30 days after Employee’s receipt of written notice of the same from the Company.

Grants of Stock Options

The following table sets forth certain information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2011.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards per Share	Grant Date Fair Value of Stock and Option Awards

Michael E. Smith	—	—	—	—

Dennis R. Raefield	—	—	—	—

Gregory M. Krzemien	—	—	—	—

On April 7, 2010, as part of the Krzemien Agreement, the Compensation Committee awarded Mr. Krzemien an option grant to purchase 50,000 shares of common stock under the Company’s Stock Option Plan at an exercise price of $0.93, the market price of the Company’s common stock on the date of the option grant. The option grant is to vest in three equal annual installments on the anniversary dates of the Krzemien Agreement. The Black-Scholes value of the awarded option grant is $28,640.

Aggregated Option and Warrant Exercises in Last Fiscal Year

The following table sets forth certain information regarding stock options held by the Named Executive Officers during the fiscal year ended December 31, 2011, including the number of exercisable and unexercisable stock options as of December 31, 2011 by grant. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date
Michael E. Smith	(2) 15,000	—	0.64	6/18/2010	6/18/2015

Dennis R. Raefield	(2) 15,000	—	1.94	1/8/2008	1/8/2018
	(3) 250,000	—	1.50	7/30/2008	7/30/2018
	(4) 250,000	—	0.97	7/28/2009	7/28/2019

Gregory M. Krzemien	(1) 37,500	—	2.36	4/4/2002	4/4/2012
	(1) 150,000	—	1.32	7/14/2003	7/14/2013
	(1) 50,000	—	5.35	11/19/2004	11/19/2014
	(1) 60,000	—	2.40	3/23/2006	3/23/2016
	(1) 60,000	—	2.73	2/12/2007	2/12/2017
	(1) 40,000	—	1.44	3/25/2008	3/25/2018
	(5) 16,667	33,333	0.93	4/7/2010	4/7/2020

(1)	Fully vested option.
(2)	Fully vested options granted to Mr. Smith and Mr. Raefield during the period they served as a Directors.
(3)	Fully vested options granted to Mr. Raefield as part of Mr. Raefield being hired as the Company’s President and Chief Executive Officer.
(4)	Options granted on July 28, 2009 vested 125,000 shares on July 28, 2010 and 125,000 shares on July 28, 2011.
(5)	Options granted on April 7, 2010 vested 16,667 shares on April 7, 2011, and will vest 16,667 shares on April 7, 2012 and 16,666 shares on April 7, 2013.

THE PRINCIPAL STOCKHOLDERS OF MACE

Beneficial Ownership

The following beneficial ownership table sets forth information as of April 30, 2012 regarding ownership of shares of Mace common stock by the following persons:

•	each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace’s records or the records of the SEC;
•	each director of Mace;
•	each Named Executive Officer; and
•	all directors and executive officers of Mace, as a group.

Unless otherwise indicated, to Mace’s knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of April 30, 2012 are considered outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address of the holder is c/o the Company, 240 Gibraltar Road, Suite 220, Horsham, PA 19044.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Stock Owned (1)

Ancora Group One Chagrin Highlands 2000 Auburn Drive, Suite 300 Cleveland, Ohio 44122	25,468,182	(2)	42.0%

Lawndale Capital Management, LLC 591 Redwood Highway, Suite 2345 Mill Valley, CA 94941	5,355,400	(3)	9.1%

Nantahala Capital Management, LLC 100 First Stamford Place, 2nd Floor Stamford, CT 06902	3,702,485	(4)	6.3%

Richard A. Barone	1,321,000	(5)	2.2%

Denis J. Amato	1,173,600	(6)	2.0%

Gregory M. Krzemien	531,084	(7)	*

Larry Pollock	244,000	(8)	*

Daniel V. Perella	14,000	(9)	*

All current directors and executive officers as a group (5 persons)	3,283,684	(10)	5.5%

*	Less than 1% of the outstanding shares of Mace common stock.
(1)	Percentage calculation is based on 58,946,441 shares outstanding on April 30, 2012.

(2)	The information in this footnote has been provided to the Company by the Ancora Group. The Ancora Group is a group of affiliated companies which includes: Ancora Group, Inc.; Ancora Capital, Inc.; Ancora Securities, Inc., the main subsidiary of Ancora Capital, Inc.; Ancora Advisors, LLC; Ancora Trust, the master trust for the Ancora Mutual Funds; Ancora Foundation, a private foundation; Merlin Partners, LP an investment limited partnership; and various owners and employees of the aforementioned entities. The Ancora Group have aggregate beneficial ownership of 25,468,182 shares, including warrants issued to Merlin Partners, LP to purchase 1,743,250 shares of Mace common stock. Ancora Securities, Inc. is registered as a broker/dealer with the SEC and FINRA. Ancora Advisors, LLC is registered as an investment advisor with the SEC under the Investment Advisors Act of 1940, as amended. The Ancora Trust, which includes Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, and Ancora MicroCap Fund, are registered with the SEC as investment companies under the Investment Company Act of 1940, as amended. Mr. Richard Barone, a director of the Company, is a major shareholder of The Ancora Group, Inc., which is the parent company of Ancora Advisors, LLC, and Ancora Securities, Inc. Mr. Barone owns approximately 2% of Merlin Partners, LP and 20% of the Ancora Group Inc. and is Chairman of and has an ownership interest in the various Ancora Funds. Mr. Denis J. Amato, a director of the Company, is also a major shareholder of the Ancora Group, Inc., and has ownership in Merlin Partners, LP and the Ancora Funds. Ancora Advisors, LLC has the power to dispose of the shares owned by the investment clients, for which it acts as advisor, including Merlin Partners, for which it is also the General Partner, and the Ancora Mutual Funds. Mr. Amato, as Chief Investment Officer of Ancora Advisors, Inc., has ultimate authority over the investments of Merlin Partners, LP and the Ancora Mutual Funds. Ancora Advisors, LLC, disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Ancora Securities, Inc. acts as the agent for its various clients and has neither the power to vote nor the power to dispose of the shares. Ancora Securities, Inc. disclaims beneficial ownership of such shares. Each of the entities named have disclaimed membership in a Group within the meaning of Section 13(d)(3) of the Exchange Act and the Rules and Regulations promulgated thereunder in Schedule 13D Amendment 5 as filed with the SEC. The 25,468,182 aggregate shares listed for the Ancora Group are represented as owned beneficially, as follows: (a) 17,929,368 by the Ancora Mutual Funds for which Mr. Barone is a portfolio manager; (b) 5,370,660 by investment clients of Ancora Advisors, LLC, over which shares Ancora Advisors LLC has the power of disposition by virtue of an Investment Management Agreement (Ancora Advisors, LLC has disclaimed beneficial ownership of such shares); (c) 424,904 by owners/employees of Ancora Group, excluding Richard A. Barone and Denis J. Amato; and (d) 1,743,250 warrants issued to Merlin Partners, LP to purchase Mace common stock.
(3)	According to the Schedule 13D Amendment 9 filed by Lawndale Capital Management, LLC (“Lawndale”) with the SEC on August 22, 2011, the beneficial ownership consists of 5,355,400 shares to which Lawndale has shared voting and dispositive power. The Schedule 13D was filed jointly by Lawndale, Andrew E. Shapiro and Diamond A Partners, L.P. (“Diamond”). Lawndale is the investment advisor to and the general partner of Diamond, which is an investment limited partnership. Mr. Shapiro is the sole manager of Lawndale. Mr. Shapiro is also deemed to have shared voting and dispositive power with respect to the shares reported as beneficially owned by Lawndale. Diamond has shared voting and dispositive power with respect to 4,486,600 shares of the Company.
(4)	The 3,702,485 shares listed for Nantahala Capital Management, LLC (“Nantahala”) as owned beneficially is based on information provided to the Company by Nantahala.
(5)	Includes options to purchase 186,000 shares.
(6)	Includes options to purchase 44,000 shares.
(7)	Includes options to purchase 430,834 shares.
(8)	Includes options to purchase 44,000 shares.
(9)	Represents options to purchase 14,000 shares.
(10)	See Notes 1 and 5 through 9 above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Mace’s directors and executive officers, as well as persons beneficially owning more than 10% of Mace’s outstanding shares of common stock and certain other holders of such shares (collectively, “Covered Persons”), to file with the SEC, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of common stock and other equity securities of Mace. Based upon Mace’s review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to Mace’s knowledge, all of the Section 16(a) filings required to be made by the Covered Persons with respect to 2011 were made on a timely basis, except as identified in the chart below:

Name of Person	Number of Late Reports	Number of Transactions Reported Late
Denis J. Amato	Three (one late Form 3 and two late Forms 4)	Two transactions not timely reported
Richard A. Barone	Two (two late Forms 4)	Two transactions not timely reported
Larry Pollock	Three (one late Form 3 and two late Forms 4)	Two transactions not timely reported

ADDITIONAL INFORMATION

Certain Relationships and Related Party Transactions

The Company’s Security Segment leases manufacturing and office space in Bennington, Vermont under a lease between Vermont Mill and the Company. The lease expired on May 14, 2012 and is being extended on a month-to-month basis while a new one year lease is being finalized with Vermont Mill. Vermont Mill is controlled by Jon E. Goodrich, a former director and employee of the Company. Mr. Goodrich’s employment with the Company ended on September 30, 2011. Rent expense under this lease was $33,945 for each of the three months ended March 31, 2012 and 2011, respectively, and $135,780 and $129,857 for the years ended December 31, 2011 and 2010, respectively.

The Company borrowed $1.35 million from Merlin Partners, LP (“Merlin”) on December 28, 2010. Merlin is a fund managed by Ancora Advisors, LLC, an entity within the Ancora Group. Richard A. Barone, Chairman of the Company’s Board of Directors, is the Chairman and controlling person of the Ancora Group. Denis J. Amato, a Company Director, is the Chief Investment Officer of Ancora Advisors, LLC. The loan, which had an original maturity date of March 28, 2011, was extended to August 15, 2011. The loan was payable in two installments of $675,000, with each installment payable upon the closing of each of two car washes that were under agreements of sale at December 31, 2010. The Company made payments of $675,000 to Merlin on March 8, 2011, upon the sale of the Lubbock, Texas car wash, and on August 8, 2011, upon completion of the Company’s Rights Offering. The loan’s interest rate was 12% per annum and was secured by a second lien on a Dallas, Texas area car wash, a Lubbock, Texas car wash and a security interest in the tradename “Mace.” As part of the consideration for the financing, Merlin was granted a Common Stock Purchase Warrant to purchase up to 314,715 shares of the Company’s common stock at an exercise price of $0.20 per share, expiring December 28, 2015. The warrant contains anti-dilution provisions providing that Merlin will receive additional warrants exercisable into 2% of any common stock of the Company issued by the Company through December 28, 2011. On August 2, 2011, after the conclusion of the Company’s Rights Offering, a warrant for 847,452 shares was issued to Merlin under the anti-dilution provision. The exercise price of the original warrant and the newly issued warrant were subject to being adjusted lower, if necessary, to equal the stock issuance price of any stock issued through December 28, 2011 at a price below $0.20. The initial warrants were accounted for at a Black-Scholes fair value of the warrant of $63,274 and recorded as a discount to the $1.35 million Merlin loan and as additional paid-in capital. The discount was charged to interest expense over the original three month maturity period of the loan with an offsetting credit to the loan balance.

Ancora Securities, Inc. (“Ancora”) was the Placement Agent and Dealer Manager of the Rights Offering pursuant to the Placement Agent and Dealer Manager Agreement dated March 25, 2011 executed between Ancora and the Company. Ancora was not paid a fee for acting as Placement Agent and Dealer Manger. Ancora also provides investment advisory and brokerage services to the Company, assisting in the purchasing and trading of its short-term investments. Ancora is not paid a fee or commission for these services. Richard A. Barone, Chairman of the Company’s Board of Directors, is a controlling owner of Ancora. Denis J. Amato, a director of the Company, is the Chief Investment Officer of Ancora and a large shareholder.

On March 30, 2011, the Company borrowed $1.4 million with an interest rate of 6% per annum from Merlin to fund the acquisition of TCCI, a wholesale security monitoring company. The loan is secured by a security interest in the “Mace” tradename, a pledge of the stock of the Mace CSSS, Inc., the Company’s wholesale monitoring subsidiary, and a security interest in the assets of Mace CSSS, Inc. The loan was originally due March 30, 2013. The terms of the loan provided that the loan maturity date would be extended to March 30, 2016, if Merlin elected not to call the loan after the completion of the Company’s Rights Offering. Merlin did not exercise its right to call the loan by March 27, 2012 (the date required), and accordingly, the maturity date of the loan was extended to March 30, 2016. Merlin has the right to convert the loan into common stock through March 30, 2016. The conversion right is at a per share price of $0.21 (calculated based on the ten day average closing sales price of the common stock, starting with September 14, 2011, the trading day which is 30 trading days after the completion of the Company’s Rights Offering, plus forty trading days). In accordance with ASC 815, “Derivatives and Hedging,” the Company determined that the conversion feature of the Debenture met the criteria of an embedded derivative, and therefore the conversion feature of this Debenture needed to be bifurcated and accounted for as a derivative. The conversion option is marked-to-market each reporting period, with future changes in fair value reported in earnings. The fair value of the embedded conversion was estimated at $590,000 at the date of issuance of the debenture and each subsequent quarter using the Monte Carlo model with the following assumptions: risk free interest rate: 0.16%; expected life of the option to convert of 4.7 years; and volatility: 48%. The fair value of the conversion option was estimated at $516,000 at September 30, 2011 using the Black-Scholes valuation model. Accordingly, for the three and nine months ended September 30, 2011, the Company recorded a gain on valuation of derivative of $74,000 to reflect the reduction in the market value of the derivative. Additionally, when the debenture conversion price and number of conversion shares to be issued upon a conversion became known, the initial bifurcated derivative no longer met the criteria to be recorded as a derivative liability. Accordingly, the $516,000 conversion option at September 30, 2011, was reclassified from a liability to stockholder’s equity as additional paid-in-capital and as a discount to the $1.4 million Merlin loan. The conversion option is being accreted as a charge to interest expense over a 60 month period with an offsetting credit to the loan balance.

As compensation for the $1.4 million loan, Merlin received a five year warrant exercisable into 157,357 shares of common stock at an exercise price of $0.20 per share. The warrant contains an anti-dilution provision that provides that the Company will issue Merlin a warrant equal to 1% percent of any shares issued by the Company for one year after the date the warrant was issued. Any new warrant issued will be exercisable at $0.20 cents per share. On August 2, 2011, after the completion of the Company’s Rights Offering, a warrant for 423,726 shares was issued to Merlin under the anti-dilution provision. The conversion features of the loan and the warrant may result in additional dilution to stockholders. The initial warrants were accounted for at a Black-Scholes fair value of the warrant of $47,420 recorded as a discount to the $1.4 million Merlin loan and as additional paid-in capital. The discount is being accreted as a charge to interest expense over the initial 24 month maturity period of the loan with an offsetting credit to the loan balance.

The Rights Offering was completed on August 1, 2011. A total of 22,372,616 shares of common stock were purchased in the Rights Offering. Of the 22,372,616 shares of common stock purchased, 16,305,144 were purchased under the basic subscription right and 6,067,472 were purchased through the oversubscription privilege. Net proceeds from the Rights Offering were approximately
$4.3 million after expenses of approximately $167,000. The Rights Offering was made pursuant to a Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as declared effective June 29, 2011 (the “Registration Statement”), and under a Prospectus dated June 30, 2011 (the “Prospectus”). The Rights Offering granted the Company’s stockholders the right to purchase three shares of common stock for each share of common stock owned on the record date of June 27, 2011 at an exercise price of $0.20 per share. The 22,372,616 shares issued under the Rights Offering were registered under the Securities Act. Additionally, shares registered in the Registration Statement but not sold in the Rights Offering (“Available Stock”) were offered for sale by the Company during the period commencing on August 2, 2011, and concluding on August 15, 2011. The Company sold 838,100 shares of the offered Available Stock generating additional proceeds of $167,620.

Additionally, on August 2, 2011, Merlin and two assignees, Mr. Fedeli and Mr. Spitalieri (the “Purchasers”), purchased 20 million shares of the Company’s common stock at a price of $0.20 per share (the “Additional Stock”). The sale of Additional Stock resulted in net proceeds to the Company of $3.75 million. The Purchasers of the Additional Stock were paid a fee of $250,000 in connection with the purchase under the Securities Purchase Agreement. The Additional Stock was registered for resale by the Purchasers of the Additional Stock under the Securities Act. The Additional Stock was purchased under the terms of a Securities Purchase Agreement dated March 25, 2011 (the “Securities Purchase Agreement”) with Merlin.

Deadline For Stockholder Proposals

January 15, 2013 is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace’s Proxy Statement for Mace’s 2013 Annual Meeting of Stockholders. If any stockholder proposal is submitted after January 15, 2013, the Proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2013 Annual Meeting without any discussion of the matter in the Proxy Statement for that meeting.

Stockholder Access Policy

Stockholders who wish to communicate with directors should do so by writing to the Company’s Secretary, Gregory M. Krzemien, at the Company’s offices at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044. The Secretary of the Company reviews all such correspondence and regularly forwards to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or Board Committees or that he otherwise determines requires their attention. Directors may at any time review all correspondence received by the Company that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit Committee.

Mace’s Annual Report

A copy of Mace’s 2011 Annual Report to Stockholders (including its Annual Report on Form 10-K, with financial statements, but excluding exhibits) accompanies this Proxy Statement, but is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials or directions to the Annual Meeting of Stockholders to Gregory M. Krzemien, Secretary, at the offices of Mace set forth on page 1 of this Proxy Statement.

Householding of Proxy Materials

Certain stockholders who share the same address may receive only one copy of the Proxy Statement and Mace’s 2011 Annual Report to Stockholders in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the Proxy Statement or Mace’s 2011 Annual Report to Stockholders, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting the Company by telephone at (267) 317-4009 or in writing at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044, Attention: Secretary. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder and their account information.

By Order of the Board of Directors,

/s/Gregory M. Krzemien

Gregory M. Krzemien, Secretary

Horsham, Pennsylvania

May 18, 2012

APPENDIX A

MACE SECURITY INTERNATIONAL, INC.

2012 STOCK INCENTIVE PLAN

ARTICLE I. ESTABLISHMENT AND PURPOSE

1.1    Establishment and Purpose. Mace Security International, Inc. (“Mace” or the “Company”) hereby establishes the Mace Security International, Inc. 2012 Stock Incentive Plan (the “Plan”), as set forth in this document. The purpose of the Plan is to attract and retain highly qualified individuals and to align the interests of key individuals with those of the stockholders of the Company. Mace is committed to creating long-term stockholder value. Mace’s compensation philosophy is based on a belief that Mace can best create stockholder value, if key employees, directors, and certain others providing services to the Company are rewarded as business owners. Mace believes that an equity stake through stock incentives effectively aligns employee and stockholder interests by motivating and rewarding long-term performance that will enhance stockholder value.

1.2    Effectiveness and Term. This Plan shall become effective as of June 21, 2012, subject to its approval by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at the 2012 annual meeting of the stockholders of Mace duly held in accordance with applicable law. Unless terminated sooner by action of the Board pursuant to the provisions of Section 11.1, this Plan shall terminate on June 21, 2022.

ARTICLE II. DEFINITIONS

2.1    “Affiliate” means a “parent corporation” or a “subsidiary corporation” of Mace, as those terms are defined in sections 424(e) and (f) of the Code, respectively.

2.2    “Award” means an award granted to a Participant in the form of Options, Restricted Stock, or Performance Awards, whether granted singly or in combination.

2.3    “Award Agreement” means a written agreement between Mace and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.

2.4    “Board” means the Board of Directors of Mace.

2.5    A “Change of Control” shall be deemed to have taken place for purposes of the Plan:

(a)    upon the consummation of any transaction or series of transactions under which Mace is merged or consolidated with any other company, other than a merger or consolidation that would result in the stockholders of Mace immediately prior thereto owning voting securities immediately thereafter (either by the securities such stockholders owned immediately prior thereto remaining outstanding or by the securities such stockholders owned immediately prior thereto being converted into voting securities of the surviving entity) representing more than 50% of the combined voting power of the voting securities of Mace, the acquiring entity or such surviving entity, as the case may be, outstanding immediately after such merger or consolidation;

(b)    if any person or group (as used in Section 13(d) of the Exchange Act) (other than Mace, any trustee or other fiduciary holding securities under an employee benefit plan of Mace, or any company owned, directly or indirectly, by the stockholders of Mace in substantially the same proportions as their ownership of stock of Mace) becomes the “beneficial owner” (as defined in
Rule 13d-3 under the Exchange Act) of securities of Mace representing more than 50% of the shares of Mace’s Common Stock then outstanding;

(c)    if, during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board, plus any director whose election or nomination for election by Mace’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason (other than death or disability) to constitute at least a majority thereof; or

(d)    the complete liquidation of Mace or the sale or disposition by Mace of all or substantially all of Mace’s assets, other than a liquidation of Mace into a wholly-owned subsidiary.

2.6    “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.7    “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board, each of whom is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of such term as contained in applicable regulations interpreting section 162(m) of the Code; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, “Committee” means the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards or other actions of the Committee.

2.8    “Common Stock” means the common stock of Mace, $.01 par value per share, or any stock or other securities of Mace hereafter issued or issuable in substitution or exchange for the Common Stock.

2.9    “Company” means Mace and any Affiliate.

2.10    “Effective Date” means the date this Plan becomes effective as provided in Section 1.2.

2.11    “Employee” means an employee of the Company; provided, however, that the term “Employee” does not include a nonemployee director or an individual performing services for the Company who is treated for tax purposes as an independent contractor at the time of performance of the services.

2.12    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13    “Fair Market Value” means (a) if the Common Stock is listed on a national securities exchange, the closing price per share on a given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, the average of the closing bid and asked prices for a share on a given date; and (c) if the Common Stock is not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

2.14    “Fiscal Year” means a calendar year beginning January 1 and ending on December 31 of each year.

2.15    “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.16    “Incentive Stock Option” means an Option that is intended to meet the requirements of section 422(b) of the Code.

2.17    “Mace” means Mace Security International, Inc., a Delaware corporation, or any successor thereto.

2.18    “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.19    “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

2.20    “Outside Director” means a “non-employee director” of Mace, as defined in Rule 16b-3.

2.21    “Participant” means an Employee, outside director of the Company, or other natural person that has provided bona fide services to the Company and has been granted an Award; provided, however, that Options under this Plan may not be issued in exchange for any services in connection with the offer or sale of securities in a capital-raising transaction or for the promotion or maintenance of a market for the Company’s securities.

2

2.22    “Performance Award” means an Award granted to a Participant pursuant to Article IX to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.

2.23    “Permitted Transferee” shall have the meaning given such term in Section 12.4.

2.24    “Plan” means The Mace Security International, Inc. 2012 Stock Incentive Plan, as in effect from time to time.

2.25    “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.26    “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock during which the Award remains subject to forfeiture.

2.27    “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article VIII or Article IX that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

ARTICLE III. PLAN ADMINISTRATION

3.1    Plan Administrator and Discretionary Authority. The Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iii) construe any ambiguous provision of the Plan or any Award Agreement; (iv) prescribe the form of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vi) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (vii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (viii) determine whether Awards should be granted singly or in combination; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; and (xii) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives. In the case of an Award intended to be eligible for the performance-based compensation exemption under Section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption.

3.2    Liability; Indemnification. No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by Mace with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV. SHARES SUBJECT TO THE PLAN

4.1    Available Shares.

(a)    Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 15,000,000 shares of Common Stock.

(b)    Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine.

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4.2    Adjustments for Recapitalizations and Reorganizations.

(a)    The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, Mace shall effect a split, subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Common Stock without receipt of consideration by Mace, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and, if applicable, the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and, if applicable, the exercise price per share shall be proportionately increased.

(b)    If Mace recapitalizes or otherwise changes its capital structure, thereafter upon any exercise, of an Award theretofore granted the Participant shall be entitled to purchase under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

(c)    In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to (i) adjustment by the Committee in its sole discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock, or (ii) in the case of a Change of Control transaction, if approved by the Committee in its sole discretion, replacement with a comparable Award pursuant to Article X.

(d)    In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive.

4.3    Adjustments for Awards. The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

(a)    Options and Restricted Stock. The grant of Options or, Restricted Stock shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.

(b)    Cancellation, Forfeiture and Termination. If any Award referred to in Sections 4.3(a) is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such Award shall again be available for grant of Awards under the Plan.

(c)    Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, or payment of an Award, or shares of Common Stock that would be acquired upon exercise, or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE V. ELIGIBILITY

The Committee shall select Participants from those Employees, directors and other individuals providing services to the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.

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ARTICLE VI. FORM OF AWARDS

6.1    Form of Awards. Awards may be granted under the Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article VII, Restricted Stock pursuant to Article VIII, Performance Awards pursuant to Article IX or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure than an Award constitutes “qualified performance based compensation” within the meaning of section 162(m) of the Code and the regulations thereunder. Awards need not be uniform. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

6.2    No Repricing. Except for adjustments made pursuant to Section 4.2, the exercise price for any outstanding Option shall not be decreased after the Grant Date, nor may any outstanding Option be surrendered to Mace as consideration for the grant of a new Option with a lower exercise price without the approval of a majority of the stockholders of Mace.

6.3    No Reload Rights. Options shall not contain any provision entitling the Participant to an automatic grant of additional Options in connection with any exercise of the original Option.

6.4    Loans. The Committee may, in its sole discretion, approve the extension of a loan by the Company to a Participant who is an Employee to assist the Participant in paying the exercise price of an Award; provided, however, that no loan shall be permitted if the extension of such loan would violate any provision of applicable law. Any loan will be made upon such terms and conditions as the Committee shall determine.

ARTICLE VII. OPTIONS

7.1    General. Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.

7.2    Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than five (5) years after the Grant Date.

7.3    Restrictions Relating to Incentive Stock Options. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the times the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Mace and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Mace or an Affiliate, within the meaning of section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

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7.4    Additional Terms and Conditions. The Committee shall determine the time or times at which an Option will vest and become exercisable, except as provided in Article X. At the time of an Award, the Committee may, in its sole discretion, prescribe the terms, conditions, restrictions and limitations applicable to the Option, including without limitation rules pertaining to the termination of employment or service (by reason of cause, death, permanent and total disability, or otherwise) of a Participant prior to exercise of the Option, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

7.5    Exercise of Options.

(a)    Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Mace, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

(b)    Upon exercise of an Option, the exercise price of the Option shall be payable to Mace in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired non-forfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above.

(c)    As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Mace shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

ARTICLE VIII. RESTRICTED STOCK

8.1    General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or State securities laws. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 8.2.

8.2    Purchased Restricted Stock and Matching Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock (“Purchased Restricted Stock”) which amount may be less than the Fair Market Value on the Grant Date. The Committee may also require a Participant to purchase at Fair Market Value, and/or retain at all times during the Restricted Period, a specified number of shares of Common Stock in order to receive an equal number of shares of Restricted Stock (“Matching Restricted Stock”). In the case of any shares of Common Stock purchased with respect to an Award of Matching Restricted Stock, the Participant may be required to deposit the certificates evidencing the purchased shares of Common Stock with the Company during the Restricted Period.

8.3    Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.

8.4    Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of the Committee, in the name of a nominee of the Company, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Company shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, cause or otherwise) of a Participant prior to expiration of the Restricted Period.

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8.5    Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of the Company or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article X, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

ARTICLE IX. PERFORMANCE AWARDS

9.1    General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock, or a combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

9.2    Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (i) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (ii) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the Award, and (vi) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.

9.3    Code Section 162(m) Requirements. The Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance-based compensation” under section 162(m) of the Code (the “162(m) Requirements”). The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in Section 9.4 not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a Fiscal Year that are intended to satisfy the 162(m) Requirements shall be in an amount not to exceed the limits imposed by the 162(m) requirements; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one Fiscal Year shall be the foregoing limit multiplied by the number of full Fiscal Years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.

9.4    Performance Goals. The performance measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria: (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (ii) return on equity, (iii) return on assets, (iv) revenues, (v) sales, (vi) expenses or expense levels, (vii) one or more operating ratios, (viii) stock price, (ix) stockholder return, (x) market share, (xi) cash flow, (xii) inventory levels, inventory turn or shrinkage, (xiii) capital expenditures, (xiv) net borrowing, debt leverage levels, credit quality or debt ratings, (xv) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (xvi) net asset value per share, and (xvii) economic value added. The performance goals based on these performance measures may be made relative to the performance of other business entities.

9.5    Certification and Negative Discretion. Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied. The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

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ARTICLE X. CHANGE OF CONTROL

Except as provided otherwise below in this Article or in an Award Agreement at the time an Award is granted, upon any Change of Control, any time periods, conditions or contingencies relating to the exercise of any Award shall be automatically accelerated or waived so that the Award may be exercised at the time of the occurrence of the Change of Control (the “Change Effective Time”). However, in the case of the events described in clauses (a) and (d) of the definition of a Change of Control in this Plan, each Award requiring exercise that is not exercised at the Change Effective Time shall lapse and all rights thereunder shall be forfeited immediately after the Change Effective Time, if the Participant holding such Award has received written notice at least 15 days prior to the Change Effective Time of his right to exercise the Award at the Change Effective Time and does not so exercise.

Notwithstanding the prior paragraph above, in the event all outstanding Awards are replaced as of the Change Effective Time by comparable types of awards of greater or at least substantially equivalent value, as determined by the Committee in its sole discretion, no such automatic acceleration or waiver (and corresponding lapse and forfeiture of Awards as provided in the paragraph above) shall occur except to the extent the Committee, in its sole discretion, provides for such acceleration, waiver, lapse or forfeiture with respect to any Award or unless such acceleration, waiver, lapse or forfeiture is expressly provided for in connection with such replacement.

ARTICLE XI. AMENDMENT AND TERMINATION

11.1    Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the stockholders of Mace if (i) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (ii) counsel for Mace determines that such approval is otherwise required by or necessary to comply with applicable law. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.

11.2    Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.

11.3    Performance-Based Compensation. In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall not, without the approval of a majority of the stockholders of Mace, amend the Plan or the Award in a manner that would adversely affect the Award’s continued eligibility for the performance-based compensation exemption under section 162(m) of the Code.

ARTICLE XII. MISCELLANEOUS

12.1    Award Agreements. After the Committee grants an Award under the Plan to a Participant, Mace and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

12.2    Listing; Suspension. If the Common Stock becomes listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. If at any time counsel to Mace or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on Mace or its Affiliates under the laws of any applicable jurisdiction, Mace

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or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on Mace or its Affiliates. Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

12.3    Additional Conditions. Notwithstanding anything in the Plan to the contrary: (i) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Mace a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (ii) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

12.4    Transferability. No Award shall be subject to execution, attachment or similar process. No Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. If provided in the Award Agreement, all other Awards may be transferred by a Participant to a Permitted Transferee. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) any person sharing the Participant’s household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to Mace. In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

12.5    Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

12.6    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

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12.7    Notices. All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. Mace or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his address as set forth in the records of the Company or (ii) to Mace at the principal executive offices of Mace clearly marked “Attention: Secretary.”

12.8    Binding Effect. The obligations of Mace under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Mace, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Mace. The terms and conditions of the Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.

12.9    Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

12.10    No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent Mace or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Mace or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against Mace or any Affiliate as a result of such action.

12.11    Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware except as superseded by applicable federal law.

12.12    No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of Mace as a result of participation in the Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All Awards shall be unfunded.

12.13    Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by Mace or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Mace or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

12.14    No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including without limitation Mace and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

12.15    Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of Mace or an Affiliate to the Participant.

10

12.16    Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

IN WITNESS WHEREOF, this Plan has been executed as of the Effective Date.

MACE SECURITY INTERNATIONAL, INC.

By:	/s/ John J. McCann
John J. McCann
President and Chief Executive Officer

11

ANNUAL MEETING OF STOCKHOLDERS OF

MACE SECURITY INTERNATIONAL, INC.

June 21, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12765

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

”  Please detach along perforated line and mail in the envelope provided. ”

¢	20533000000000000000 4	062112

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors:				2. Approval and adoption of the Company’s 2012 Stock Incentive Plan.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Denis J. Amato O Richard A. Barone O John J. McCann O Daniel V. Perella O Larry Pollock
				3. Ratification of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2012.	☐	☐	☐

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

ANNUAL MEETING OF STOCKHOLDERS OF

MACE SECURITY INTERNATIONAL, INC.

June 21, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12765

” Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ”

¢	20533000000000000000 4	062112

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors:				2. Approval and adoption of the Company’s 2012 Stock Incentive Plan.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Denis J. Amato O Richard A. Barone O John J. McCann O Daniel V. Perella O Larry Pollock		3. Ratification of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2012.	☐	☐	☐

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

☐	¢

MACE SECURITY INTERNATIONAL, INC.

240 Gibraltar Road, Suite 220

Horsham, Pennsylvania 19044

PROXY — Annual Meeting of Stockholders — June 21, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gregory M. Krzemien and Steven J. Rolle severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. (“Mace”) held of record by the undersigned on May 18, 2012, at the Annual Meeting of Stockholders to be held on June 21, 2012, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER THE PROPOSAL; AND IN ACCORDANCE WITH THE PROXIES’ JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

¢	(Continued and to be signed on the reverse side)	14475	¢